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                                                                   EXHIBIT 10.22



                                 SECOND AMENDED
                             SECURED PROMISSORY NOTE


DATED AS OF FEBRUARY 16, 2001                                       $538,900.00

         For value received, ROBERT E. SCHERMER, JR., a Michigan resident whose address is 475 Golf Road, S.E., Grand Rapids, Michigan 49546 (the "MAKER"), promises to pay to the order of MERITAGE HOSPITALITY GROUP INC., a Michigan corporation whose address is 1971 East Beltline Ave., N.E., Suite 200, Grand Rapids, Michigan 49525 (the "HOLDER"), at the Holder's office located at 1971 East Beltline Ave., N.E., Suite 200, Grand Rapids, Michigan 49525, or at such other place as the Holder may from time to time specify, the principal sum of Five Hundred Thirty Eight Thousand Nine Hundred Dollars ($538,900.00), together with interest on any part thereof unpaid at the rate of eight percent (8.0%) per annum, except as otherwise noted herein.

    1. PAYMENT SCHEDULE. The entire principal balance shall be due and payable, together with all accrued and unpaid interest, on May 17, 2002. The indebtedness evidenced by this Second Amended Note (hereinafter "this Note") may be prepaid, in whole or in part, at any time without notice and without penalty or premium.

    2. STOCK PLEDGE. This Note is secured by a Second Amended Stock Pledge Agreement between the Maker and the Holder of even date herewith.

    3. EVENT OF DEFAULT AND REMEDY. The failure by the Maker to duly observe or perform any material obligation of the Maker set forth in this Note or in the Second Amended Stock Pledge Agreement shall constitute an "EVENT OF DEFAULT" under this Note. If an Event of Default has not been cured within ten (10) days after receipt of written notice from the Holder of the existence of an Event of Default, the indebtedness evidenced by this Note shall be in default, and the Holder shall have the right to (i) accelerate the indebtedness evidenced by this Note, (ii) take such action as may be permitted at law or in equity to collect the indebtedness evidenced by this Note, and (iii) change the interest due under this Note to ten percent (10.0%) per annum. The Maker shall pay all costs of collection, including reasonable attorneys' fees, in case the indebtedness evidenced by this Note or any part thereof is not paid when due, or in case it becomes necessary to protect the security for this Note, whether suit is brought or not. If any Event of Default occurs, neither the failure of the Holder to promptly exercise its right to declare the outstanding principal and accrued and unpaid interest hereunder to be immediately due and payable, nor failure to exercise any other right or remedy the Holder may have for default, shall constitute a waiver of any such default or remedies. Acceptance by the Holder of partial payments following due acceleration of the indebtedness evidenced hereby shall not constitute a waiver by the Holder of the acceleration of such indebtedness.

    4. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to be given if delivered personally, sent by reputable overnight courier (such as Federal Express), or sent by registered or certified U.S. Mail return receipt requested, to the address first set forth above, or to such place as the Maker or Holder may designate in writing from time to time.

    5. GOVERNING LAW. This Note shall be governed by and construed in accordance with the laws of the State of Michigan.



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    6. GENERAL. In no event shall the Maker be required to make any payment hereunder which would violate any applicable law regulating or limiting the rate of interest that the Holder of this Note may lawfully collect. The obligations of the Maker under the Note and Second Amended Stock Pledge Agreement are absolute and unconditional, and shall not be subject to any defense, claim, right of set-off, deduction or counterclaim. This Note may be amended only by an instrument in writing signed by the parties hereto.

         This Second Amended Secured Promissory Note is executed and delivered on November 16, 2001, but is to be effective as of February 16, 2001.


                                     ROBERT E. SCHERMER, JR.



                                          /s/  Robert E. Schermer, Jr.
                                     ------------------------------------------






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                      SECOND AMENDED STOCK PLEDGE AGREEMENT
                      -------------------------------------

         This Second Amended Stock Pledge Agreement is made as of February 16, 2001, by ROBERT E. SCHERMER, JR., a Michigan resident whose address is 475 Golf Road, S.E., Grand Rapids, Michigan 49546 (the "DEBTOR"), and MERITAGE HOSPITALITY GROUP INC., a Michigan corporation whose address is 1971 East Beltline Ave., N.E., Suite 200, Grand Rapids, Michigan 49525 (the "CREDITOR").

                               STATEMENT OF FACTS
                               ------------------

         A. As payment for 250,000 shares of the Creditor's common stock issued to Debtor effective February 9, 2001 (the "PLEDGED SHARES), the Debtor executed and delivered to the Creditor a Secured Promissory Note dated February 15, 2001, in the original principal amount of $538,900 (the "NOTE").

         B. The Note provides that the due performance and observance of the Debtor's obligations under the Note will be secured by a lien on the Pledged Shares granted pursuant to this Agreement.

         C. To secure the Note, the parties entered into a Stock Pledge Agreement dated February 16, 2001 (the "PLEDGE AGREEMENT").

         D. The parties amended the Note and Pledge Agreement on May 16, 2001 (the "AMENDED NOTE" and "AMENDED PLEDGE AGREEMENT") to change the payment due date from May 17, 2001 to November 17, 2001.

         E. The parties now desire to amend the Amended Note and the Amended Pledge Agreement.

         F. The Amended Pledge Agreement is therefore replaced in its entirety with this Second Amended Stock Pledge Agreement, which shall secure the Second Amended Note. All references below to the "Note" shall be deemed to reference the Second Amended Note, and all referenced below to "this Agreement" shall be deemed to reference the Second Amended Stock Pledge Agreement.

         The parties therefore agree as follows:

         1. INCORPORATION OF STATEMENT OF FACTS. The Statement of Facts is true and accurate, and is incorporated into this Agreement.

         2. GRANT OF SECURITY INTEREST; RELEASED COLLATERAL. (a) The Debtor grants and conveys to the Creditor a security interest in (i) the Pledged Shares; (ii) all dividends, distributions and other sums paid or payable to or for the benefit of the Debtor on account of or in respect of the Debtor's status as owner of the Pledged Shares; (iii) all new, substituted or additional shares of Pledged Shares or other securities of the Creditor at any time issued to or for the benefit of Debtor on account of or in respect of the Debtor's status as owner of the Pledged Shares, including without limitation, any such stock or securities issued by reason of or in connection with any dividend, reclassification, readjustment or other change with respect to the Pledged Shares made or declared in the capital structure of the Creditor; and (iv) all proceeds (whether cash or non-cash) and products of each of the foregoing. The items of collateral described in clauses (i)-(iv) of this Paragraph are collectively referred to in this Agreement as the "COLLATERAL".

         (b) The Debtor shall use all cash dividends paid with respect to the Pledged Shares to immediately pay off or pay down the indebtedness evidenced by the Note.



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         (c) The Debtor shall take such action as may be reasonably requested by the Creditor in writing to effectuate this Agreement and the transactions contemplated herein, and to perfect the pledge of, and the Creditor's lien against, the Collateral. The Debtor agrees to promptly deliver to the Creditor such certificates and other instruments evidencing any Collateral.

         3. SECURED OBLIGATIONS. The security interest granted hereunder is for the purpose of securing the prompt and full payment when due (and not merely the ultimate collectibility) of all principal, interest, and other sums payable by the Debtor to the Creditor pursuant to the Note (the "SECURED OBLIGATIONS").

         4. REPRESENTATIONS, WARRANTIES, ETC. The Debtor represents, warrants and covenants to the Creditor that:

         (a) The security interest granted hereby to the Creditor does now and shall at all times during the term of this Agreement constitute a first and prior lien on the Collateral, subject only to such matters as may be specifically agreed to in writing by the Creditor.

         (b) The Debtor is the lawful and absolute owner of the Collateral, subject to no other lien, encumbrance, right, claim or interest of any kind or nature (other than such interests in favor of the Creditor). In addition, the Debtor has the full and unrestricted right to pledge, assign and create a security interest in the Collateral as described in and contemplated by this Agreement.

         (c) The Debtor has the legal capacity to enter into and perform all of its obligations and agreements under this Agreement.

         (d) No consent or approval for the entry into and performance by the Debtor of its obligations and agreements under this Agreement is necessary.

         (e) The execution, delivery and performance of this Agreement by the Debtor will not affect or in any way impair the Collateral or the Debtor's or the Creditor's rights or interests therein.

         5. AGREEMENTS. So long as this Agreement is in effect, the Debtor shall:

         (a) Maintain the Collateral free from all pledges, liens, encumbrances and security interests or other claims in favor of others, other than the security interest in favor of the Creditor, and the Debtor will defend the Collateral against all claims and demands of all persons.

         (b) Comply with the requirements of all applicable state, local and federal laws necessary to grant to the Creditor a valid lien upon, and a duly perfected security interest in, the Collateral in compliance with the requirements of this Agreement.

         (c) Pay all reasonable costs and expenses of whatever kind and nature that the Creditor may incur, including reasonable attorneys' fees, in protecting, maintaining, preserving, enforcing or foreclosing the Collateral or the security interest granted to the Creditor hereunder, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or relating to any of the Secured Obligations.

         (d) Appear in and defend any action or proceeding arising out of or connected with this Agreement, and pay all reasonable costs and expenses of the Creditor (including, without limitation, reasonable attorneys' fees) in any such action or proceeding in which the Creditor appears or determines to become involved.




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         (e) Not, without the prior written consent of the Creditor, sell, assign, encumber, pledge, hypothecate, transfer or otherwise dispose of the Collateral or any part thereof or any interest therein.

         (f) Provide the Creditor, and the Creditor's agents and attorneys, reasonable access to the books and records of the Debtor for inspection purposes, and permit the Creditor and the Creditor's agents and attorneys to make copies of such books and records.

         6. PERFORMANCE BY THE CREDITOR. If the Debtor fails to duly and punctually perform, observe or comply with any term, condition or covenant contained in this Agreement, the Creditor, without notice to or demand upon the Debtor and without waiving or releasing any of the Secured Obligations, may at any time thereafter perform such condition, term or covenant for the account and at the expense of the Debtor. All sums paid or advanced in connection with the foregoing and all costs and expenses (including, without limitation, reasonable attorneys' fees) incurred in connection therewith shall be paid by the Debtor to the Creditor on demand, and shall constitute and become a part of the Secured Obligations.

         7. DEFAULT. The Debtor shall be in default under this Agreement only if an Event of Default (as defined in the Note) has not been cured within ten (10) days after receipt by the Debtor of written notice from the Creditor of the existence of an Event of Default.

         8. REMEDIES. Upon and at any time after a default under this Agreement, the Creditor shall, at its option and without further notice to the Debtor (except for such further notices, if any, that may be required by law) be entitled to exercise any or all rights and remedies provided hereunder or by law, including without limitation the rights and remedies of a secured party under the Michigan Uniform Commercial Code. Any requirement under the Michigan Uniform Commercial Code or otherwise of reasonable notice shall be met if the Creditor sends the Debtor notice of sale and other notices required by law at least ten (10) days prior to the date of sale, disposition or other event giving rise to the required notice. Any sale held pursuant to the exercise of the Creditor's rights hereunder may be public or private, and at such sale the Creditor shall have the right, at any time and from time to time, to the extent permitted by law, to sell, assign and deliver all or any part of the Collateral, at the Creditor's office or elsewhere, without demand of performance, advertisement of notice of intention to sell or of the time or place of sale or adjournment thereof or any other notice (all of which are hereby waived by the Debtor to the extent permitted by law), except such notice as is required by applicable law and cannot be waived, for cash, on credit or for other property, for immediate or future delivery, without any assumption or credit risk, and, provided that such is not in violation of applicable law, for such terms as the Creditor in its absolute and uncontrolled discretion may determine. In furtherance of the Creditor's rights hereunder, the Creditor shall have the right, for and in the name, place and stead of the Debtor, to execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Collateral. All amounts collected by the Creditor as the result of any action taken pursuant to this Paragraph 8, and the liquidation value of any other property received as a result of such action, shall be applied by the Creditor as follows:

         (a) First, to the payment of all fees and costs including, without limitation, reasonable attorneys' fees, incurred in connection with the collection of the Secured Obligations or in connection with the exercise or enforcement of the Creditor's rights, powers or remedies under this Agreement.

         (b) Second, to the payment and satisfaction of all of the Secured Obligations.

         The remedies provided in this Agreement in favor of the Creditor shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of the Creditor existing at law or in equity.







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         9. VOTING RIGHTS. Unless and until title to the Pledged Stock is transferred pursuant Paragraph 8 of this Agreement, notwithstanding any other provision of this Agreement to the contrary, the Debtor shall retain all voting and other rights associated with the Pledged Shares.

         10. RELEASE OF LIEN AND INTERESTS IN THE COLLATERAL. When the Debtor makes full and complete payment of the outstanding principal balance and all accrued and unpaid interest under the Note, the Creditor shall release its liens and security interests in the Collateral, and deliver to the Debtor all documents and instruments evidencing the released Collateral.

         11. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed to be given if delivered personally, sent by reputable overnight courier (such as Federal Express), or sent by registered or certified U.S. Mail return receipt requested to the address first set forth above, or to such place as the Debtor or Creditor may designate in writing from time to time.

         12. CONTROLLING LAW; SEVERABILITY. This Agreement shall be construed in each and every respect in accordance with the laws of the State of Michigan. If any provision hereof is in conflict with any laws or is otherwise unenforceable for any reason whatever, such provision shall be deemed null and void to the extent of such conflict or unenforceability, and shall be severed from and shall not invalidate any other provision of this Agreement.

         13. MISCELLANEOUS. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns. No failure or delay on the part of the Creditor in exercising any power or right hereunder shall operate as a waiver thereof or as a waiver of any other term, provision or condition hereof, nor shall any single or partial exercise of any such right or power prelude any other or further exercise thereof or the exercise of any other right or power hereunder. This Agreement may be amended only by an instrument in writing signed by the parties hereto. Time shall be deemed to be of the essence in each and every respect hereunder. There are no third-party beneficiaries to this Agreement.

         This Second Amended Stock Pledge Agreement is executed and delivered on November 16, 2001, but is to be effective as of February 16, 2001.

         IN WITNESS WHEREOF, the parties have executed this Second Amended Stock Pledge Agreement as of the date first above stated.

                               ROBERT E. SCHERMER, JR.




                                        /s/  Robert E. Schermer, Jr.
                               ------------------------------------------------


                               MERITAGE HOSPITALITY GROUP INC.




                                        /s/  James R. Saalfeld, Vice President
                               ------------------------------------------------



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